Business Update and Shareholder Q&A June 25, 2026

MicroVision

Welcome
Business Update
- ➢ video highlights, team perspectives, and customer engagement & revenue metrics

Board and Management Introductions
Shareholder Q&A

Thank you for joining us

SAFE HARBOR STATEMENTS

This audio and video presentation of MicroVision, Inc. ("MicroVision," "the Company," "we," or "our") contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, among others: statements relating to expectations regarding our future growth, profitability, market position and addressable market size; projections, estimates and targets; financial condition and liquidity; business strategies; product plans and partnerships; capital needs and financing plans; and progress of commercial engagements. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements. These statements reflect our expectations, assumptions and estimates as of the date of this presentation, and actual results may differ materially from the results predicted. The preparation of forward-looking financial guidance requires us to make estimates and assumptions; actual results may differ materially from these estimates under different assumptions or conditions. Factors that could cause actual results for MicroVision to differ from the results predicted include: our history of operating losses; the need for additional capital; potential dependence on third party partners; risks related to our technology and commercialization; quarterly financial and stock price performance; continued listing of our stock; successful monetization of our product solutions; competitive risks; risks associated with key customer or strategic relationships and activities; disruptions in the global financial markets and supply chains; acquisition integration risks and legal & regulatory risks. More information about potential risk factors that could affect our business and financial results is included in MicroVision's latest annual report on Form 10-K for the year ended December 31, 2025, subsequent quarterly reports on Form 10-Q, and other reports and documents filed by MicroVision from time to time with the U. S. Securities and Exchange Commission ("SEC").

Except as required by law, we assume no obligation to update any information in this presentation to reflect events or circumstances in the future, even if new information becomes available. Unless otherwise indicated, information contained in this presentation concerning our industry, competitive position and the markets in which we operate is based on information from independent industry and research organizations, other third-party sources and management estimates. Management's estimates are derived from publicly available information released by independent industry analysts and other third-party sources, as well as data from our internal research, and are based on assumptions made by us that we believe to be reasonable. In addition, projections, assumptions and estimates of future industry and Company performance are necessarily subject to uncertainty and risk due to a variety of factors, including those described above and in our SEC filings. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by MicroVision.

2024 MicroVision, Inc. All rights reserved. Confidential and proprietary.

MicroVision’s Transformation Is Delivering in 2026

Shareholder Value Starts With Customer Success …

- **Pipeline: Over 100 customer opportunity engagements**
  - 15+ with Automotive OEMs
  - 30+ with Security and Defense Companies
  - 70+ with Industrial OEMs and Resellers
  - Represents over $500M ’26 – ’30 Bookings Opportunities
- **2026 Revenue – Revenue that builds into 2027+**
  - IRIS Revenue approx. 70% with over 12 customers
  - Movia L Revenue approx. 7% with over 10 customers
  - Movia S Revenue approx. 10% with over 25 customers
  - Engineering Service Revenue approx. 13%
- **2026 Gross Margin**
  - Top line growth that delivers 35 – 40% Gross Margin


MicroVision Revenue
$25.0
$20.0
$15.0
$10.0
$5.0
$-
2020
2021
2022
2023
2024
2025
2026
2027

- 2026 Revenue Guidance: $10 – 15M
- 2026 to 2027 YOY revenue growth is anticipated, but no guidance is intended at this time